UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) March 25, 2020
NORDSTROM, INC.
(Exact name of registrant as specified in its charter)

Washington	001-15059	91-0515058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1617 Sixth Avenue, Seattle, Washington 98101
(Address of principal executive offices)
Registrant’s telephone number, including area code (206) 628-2111
Inapplicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, without par value	JWN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(c) On March 25, 2020, in the context of the expense reduction measures being implemented by the Nordstrom, Inc. the “Registrant”) in response to the economic impacts of the novel coronavirus (COVID-19), the Registrant announced that it had determined to reduce the base salaries in effect for the Registrant’s Named Executive Officers, as named in the Registrant’s proxy statement filed with the Securities and Exchange Commission on April 12, 2019, for the period from March 29, 2020 to October 3, 2020 (the “Reduction Period”). As a result of this action, base salaries per annum for the Registrant’s Named Executive Officers were adjusted to the following amounts:

Executive	Adjusted Base Salary
Erik B. Nordstrom Chief Executive Officer (Principal Executive Officer)	—
Peter E. Nordstrom President, Nordstrom Inc. and Chief Brand Officer	—
Anne L. Bramman Chief Financial Officer (Principal Financial Officer)	$600,000
Kenneth J. Worzel Chief Operating Officer	$656,250
Christine F. Deputy Chief Human Resources Officer	$450,000
Simultaneous with these reductions, the Registrant determined to reduce the base salaries payable to the Registrant’s executive team as a group, with the amount of the reduction dependent upon the position of each individual within the organization. As a result of those reductions, the base salary of Michael Maher, the Registrant’s Chief Accounting Officer (Principal Accounting Officer) will be reduced by fifteen percent (15%) during the Reduction Period.
ITEM 7.01 Regulation FD Disclosure
On March 25, 2020, Nordstrom, Inc. issued a press release to provide a business update related to novel coronavirus (COVID-19). A copy of the press release is attached hereto as Exhibit 99.1.
The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by a specific reference in such filing
ITEM 9.01 Financial Statements and Exhibits

99.1	Press release of Nordstrom, Inc., dated March 25, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORDSTROM, INC.
(Registrant)

/s/ Ann Munson Steines
Ann Munson Steines
Executive Vice President,
General Counsel and Corporate Secretary

Date: March 25, 2020